Exhibigt 10.1

AMENDMENT NO. 1 TO ABL CREDIT AGREEMENT
AMENDMENT NO. 1 TO ABL CREDIT AGREEMENT, dated as of June 30, 2020 (this “Amendment No. 1”), is by and among Wells Fargo Bank, National Association, a national banking association, as administrative agent for each member of the Lender Group and the Bank Product Providers (in such capacity, together with its successors and assigns in such capacity, “Agent”), Wells Fargo Bank, National Association, a national banking association, in its capacity as sole lead arranger (in such capacity, together with its successors and assigns in such capacity, the “Lead Arranger”), Wells Fargo Bank, National Association, a national banking association as sole book runner (in such capacity, together with their successors and assigns in such capacity, the “Book Runner”), Wells Fargo Bank, National Association, a national banking association, as collateral agent (in such capacity, together with its successors and assigns in such capacity, “Collateral Agent”), Cross Country Healthcare, Inc., a Delaware corporation (“Parent”), Cejka Search, Inc., a Delaware corporation (“Cejka”), Cross Country Staffing, Inc., a Delaware corporation (“Cross Country Staffing”), Assignment America, LLC., a Delaware limited liability company (“Assignment America”), Travel Staff, LLC, a Delaware limited liability company (“Travel Staff”), Medical Doctor Associates, LLC, a Delaware limited liability company (“Medical Doctor”), OWS, LLC, a Delaware limited liability company (“OWS”), New Mediscan II, LLC, a California limited liability company (“New Mediscan” and together with Parent, Cejka, Cross Country Staffing, Assignment America, Travel Staff, Medical Doctor, OWS and those additional persons that hereafter become parties thereto as Borrowers in accordance with the terms thereof, each, a “Borrower” and individually and collectively, jointly and severally, the “Borrowers”), MDA Holdings, Inc., a Delaware corporation (“MDA Holdings”), Credent Verification and Licensing Services, LLC, a Delaware limited liability company (“Credent Verification” and together with MDA Holdings and those additional persons that hereafter become parties thereto as Guarantors in accordance with the terms thereof, each, a “Guarantor” and individually and collectively, jointly and severally, the “Guarantors”).
W I T N E S S E T H:
WHEREAS, Agent, Lenders, Borrowers and Guarantors have entered into senior secured asset-based revolving credit facility pursuant to which Lenders (or Agent on behalf of Lenders) have made and may make loans and advances and provide other financial accommodations to Borrowers as set forth in the ABL Credit Agreement, dated as of October 25, 2019, by and among Agent, Lenders, Borrowers and Guarantors (as the same is amended hereby and may from time to time hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the “Credit Agreement”);
WHEREAS, Borrowers and Guarantors have requested that Agent and Lenders agree to certain amendments to the Credit Agreement and Agent and Lenders are willing to agree to such amendments subject to the terms and conditions contained herein;
WHEREAS, Agent, Lenders, Borrowers and Guarantors intend to evidence such amendments pursuant to the terms hereof;
NOW, THEREFORE, in consideration of the foregoing and the mutual agreements and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1. Definitions.
1.1. Additional Definitions.  The Credit Agreement is hereby amended to include, in addition and not in limitation, the following definitions:

“Amendment No. 1” means Amendment No. 1 to ABL Credit Agreement, dated as of June ___, 2020,  by and among Agent, Lenders, Borrowers and Guarantors, as the same now exists or may hereafter be amended, amended and restated, modified, supplemented, extended, renewed, restated or replaced.
“Amendment No. 1 Effective Date” means the first date upon which each of the conditions set forth in Section 5 of this Amendment No. 1 have been satisfied (or waived in writing).
1.2. Amendment to Definition—Maximum Credit.  The definition of the term “Maximum Credit” in the Credit Agreement is hereby deleted in its entirety and replaced with the following:
“Maximum Credit” means $130,000,000, increased by the amount of any Increase made in accordance with Section 2.14 of this Agreement.
1.3. Interpretation.  For purposes of this Amendment No. 1, all terms used herein which are not otherwise defined herein, including but not limited to, those terms used in the recitals hereto, shall have the respective meanings assigned thereto in the Credit Agreement.
2. Amendment to Schedule C-1.  Schedule C-1 of the Credit Agreement is hereby deleted in its entirety and replaced with Amended Schedule C-1 to Amendment No. 1.
3. Fees.  In consideration of the amendments set forth herein, the Borrowers shall, on the Amendment No. 1 Effective Date, pay to PNC Bank, National Association the commitment increase fee set forth in the fee letter, dated of even date herewith, among the Borrowers and PNC Bank, National Association, which fee shall be fully earned and payable as of the Amendment No. 1 Effective Date.
4. Representations, Warranties and Covenants.  Each Loan Party, jointly and severally, represents and warrants with and to Agent and Lenders as follows, which representations and warranties shall survive the execution and delivery hereof:
4.1. This Amendment No. 1 has been duly executed and delivered by each Loan Party that is party hereto.  This Amendment No. 1 constitutes a legal, valid and binding obligation of each Loan Party, enforceable against such Loan Party that is party hereto in accordance with its terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors' rights generally.
4.2. The representations and warranties of each Loan Party or its Subsidiaries contained in the Credit Agreement or any of the other Loan Documents shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality or Material Adverse Effect (or words of similar import) in the text thereof) on and as of the date hereof, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality or Material Adverse Effect (or words of similar import in the text thereof) as of such earlier date).
4.3.    No Default or Event of Default exists or has occurred and is continuing as of the date of, and after giving effect to, this Amendment No. 1.
5. Conditions Precedent.  This Amendment No. 1 shall be effective upon the satisfaction of each of the following conditions precedent:
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5.1. Agent shall have received each of the following:
(a) this Amendment No. 1, duly authorized, executed and delivered by the Required Lenders and Loan Parties;
(b) the Amended and Restated Revolving Note, duly authorized, executed and delivered by Borrowers in favor of PNC Bank, National Association; and
(c) the fee letter by and among Borrowers and PNC Bank, National Association, duly authorized, executed and delivered by Borrowers.
5.2. PNC Bank, National Association shall have received payment of the commitment increase fee as provide for in the fee letter by and among Borrowers and PNC Bank, National Association.
5.3. As of the date of this Amendment No. 1, and after giving effect thereto, no Default or Event of Default shall exist or have occurred and be continuing.
6. Effect of Amendment No. 1.  Except as expressly set forth herein and in prior amendments, no other amendments, changes or modifications to the Loan Documents are intended or implied, and in all other respects the Loan Documents are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof and the Loan Parties shall not be entitled to any other or further amendment by virtue of the provisions of this Amendment No. 1 or with respect to the subject matter of this Amendment No. 1.  To the extent of conflict between the terms of this Amendment No. 1 and the other Loan Documents, the terms of this Amendment No. 1 shall control.  The Credit Agreement and this Amendment No. 1 shall be read and construed as one agreement.  This Amendment No. 1 is a Loan Document.  The Credit Agreement remains in full force and effect, and nothing contained in this Amendment No. 1 will constitute a waiver of any right, power or remedy under the Credit Agreement or any other Loan Document.
7. Governing Law.  The validity, interpretation and enforcement of this Amendment No. 1 and any dispute arising out of the relationship between the parties hereto whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of New York but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of New York.
8. Jury Trial Waiver.    LOAN PARTIES, AGENT AND LENDERS EACH HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AMENDMENT NO. 1 OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO IN RESPECT OF THIS AMENDMENT NO. 1 OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE.  LOAN PARTIES, AGENT AND LENDERS EACH HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT EACH LOAN PARTY, AGENT OR LENDER MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AMENDMENT NO. 1 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.
9. Binding Effect.  This Amendment No. 1 shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.
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10.  Waiver, Modification, Etc.  No provision or term of this Amendment No. 1 may be modified, altered, waived, discharged or terminated orally, but only by an instrument in writing executed by the party against whom such modification, alteration, waiver, discharge or termination is sought to be enforced.
11.  Further Assurances.  The Loan Parties shall execute and deliver such additional documents and take such additional action as may be reasonably requested by Agent to effectuate the provisions and purposes of this Amendment No. 1.
12.  Entire Agreement.  This Amendment No. 1 and the Credit Agreement represent the entire agreement and understanding concerning the subject matter hereof among the parties hereto, and supersedes all other prior agreements, understandings, negotiations and discussions, representations, warranties, commitments, proposals, offers and contracts concerning the subject matter hereof, whether oral or written.
13.  Headings.  The headings listed herein are for convenience only and do not constitute matters to be construed in interpreting this Amendment No. 1.
14.  Counterparts.  This Amendment No. 1, any documents executed in connection herewith and any notices delivered under this Amendment No. 1, may be executed by means of (i) an electronic signature that complies with the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, or any other relevant and applicable electronic signatures law; (ii) an original manual signature; or (iii) a faxed, scanned, or photocopied manual signature.  Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Agent reserves the right, in its sole discretion, to accept, deny, or condition acceptance of any electronic signature on this Amendment No. 1 or on any notice delivered to Agent under this Amendment No. 1.  This Amendment No. 1 and any notices delivered under this Amendment No. 1 may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.  Delivery of an executed counterpart of a signature page of this Amendment No. 1 and any notices as set forth herein will be as effective as delivery of a manually executed counterpart of this Amendment No. 1 or notice.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered as of the day and year first above written.
BORROWERS:
CROSS COUNTRY HEALTHCARE, INC. By: /s/ Kevin C. Clark Name: Kevin C. Clark Title: CEO

CEJKA SEARCH, INC. By: /s/ Kevin C. Clark Name: Kevin C. Clark Title: Executive Vice President
CROSS COUNTRY STAFFING, INC. By: /s/ Kevin C. Clark Name: Kevin C. Clark Title: Executive Vice President

ASSIGNMENT AMERICA, LLC. By: /s/ Kevin C. Clark Name: Kevin C. Clark Title: Executive Vice President
TRAVEL STAFF, LLC By: /s/ Kevin C. Clark Name: Kevin C. Clark Title: Executive Vice President
OWS, LLC By: /s/ Kevin C. Clark Name: Kevin C. Clark Title: Executive Vice President

[Signature Page to Amendment No.1 to ABL Credit Agreement (Cross Country)]

NEW MEDISCAN II, LLC By: /s/ Kevin C. Clark Name: Kevin C. Clark Title: Vice President MEDICAL DOCTOR ASSOCIATES, LLC By: /s/ Kevin C. Clark Name: Kevin C. Clark Title: Executive Vice President

GUARANTORS:	MDA HOLDINGS, INC. By: /s/ Kevin C. Clark Name: Kevin C. Clark Title: Executive Vice President
CREDENT VERIFICATION AND LICENSING SERVICES, LLC By: /s/ Kevin C. Clark Name: Kevin C. Clark Title: Executive Vice President

[Signature Page to Amendment No.1 to ABL Credit Agreement (Cross Country)]

WELLS FARGO BANK, NATIONAL ASSOCIATION,
a national banking association, as Administrative Agent, Collateral Agent and as a Lender
By:  /s/ Eric C. Morse
Name: Eric C. Morse
Its Authorized Signatory

[Signature Page to Amendment No.1 to ABL Credit Agreement (Cross Country)]

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:  /s/ Robert Fernandez
Name: Robert Fernandez
Its Authorized Signatory

[Signature Page to Amendment No.1 to ABL Credit Agreement (Cross Country)]

Amended Schedule C-1

Schedule C-1
to
ABL Credit Agreement

Commitments

Lender	Commitments
Wells Fargo Bank, N.A.	$70,000,000
PNC Bank, National Association	$60,000,000

[Amended Schedule C-1]